UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Science Center Drive, San Diego, California, 92121-1117

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes In Registrant’s Certifying Accountant.

(a) Dismissal of BDO Seidman, LLP

On April 1, 2008, the Audit Committee of the Board of Directors of Ligand Pharmaceuticals Incorporated (the “Company”) dismissed BDO Seidman, LLP (“BDO”) as its independent registered public accounting firm, effective immediately.

BDO’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2005, 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2005, 2006 and 2007, and through the period ended April 1, 2008, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in its reports on the financial statements for such years. During the period described in the preceding sentence, there were no “reportable events” (as defined in the Securities and Exchange Commission Regulation S-K, Item 304 (a)(1)(v)).

The Company provided BDO with a copy of the above disclosures and requested BDO to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Attached as Exhibit 16.1 is a copy of the BDO letter to the Securities and Exchange Commission.

(b) Engagement of Grant Thornton LLP

On April 7, 2008, the Audit Committee of the Board of Directors of the Company engaged Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm as of and for the fiscal year ending December 31, 2008. During the fiscal years ended December 31, 2005, 2006 and 2007 and through April 7, 2008 neither the Company nor anyone acting on its behalf consulted with Grant Thornton regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated April 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

By:	/s/ John P. Sharp
Name:	John P. Sharp
Title:	Vice President, Finance and Chief Financial Officer

Date: April 7, 2008

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated April 4, 2008